Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Exeter Finance LLC (the “Company”)
Citigroup Global Markets Inc.
Barclays Capital Inc.
Wells Fargo Securities, LLC
(together, the “Specified Parties”)

Re:	Exeter Automobile Receivables Trust 2022-3 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “EART 2022-3 Stat Pool V2 KPMG.xlsx,” provided by the Company on May 4, 2022, containing information on 31,783 automobile loan contracts (the “Loans”) as of May 1, 2022 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Exeter Automobile Receivables Trust 2022-3. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes.  We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Source Documents” means the following information sources provided by the Company:

–	Sales Contract
–	Shaw Loan Operating System
–	Global Search Imaging System (“Global Search System”)
–	Customer Acquisition and Life Cycle Management System (“CALMS”)

The Source Documents were represented by the Company to be either the original Source Documents, a copy of the original Source Documents, and/or electronic records contained within the Company’s servicing systems. We make no representation regarding the validity or accuracy of these documents or the execution of the Sales Contract by the borrower.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
        KPMG International Limited, a private English company limited by guarantee.

•
The term “Title Certificate” means a Certificate of Title, Application for Title, Title Holder’s Release Form, Confirmation of Security Interest, Notification of Lien Perfection, Notice of Security Interest, Title Application Receipt, Reassignment of Title, Lien Holder’s Release Form, Electronic Dealer, Rebuilder or Lessor's Report of Sale or Lease, Guarantee of Title, Lien Entry Form, Application for Vehicle Transaction(s) (VSD190), Application for Certificate of Ownership, Multi-Purpose Application, Application for Vehicle Transaction(s), Application for Dealer Assignment, Vehicle Application, Copy of Application for Registration, Vehicle Dealer Temporary Permit Certificate of Fact for Address Verification, Direct Lien Filing, and/or Notice of Lien Application provided by the Company.

•
The term “Titling Trust Owners Schedule” means electronic mail correspondence provided by the Company on May 11, 2022, containing titling company names and abbreviations that are acceptable variations of “Exeter Finance LLC.”

•	The term “Application for Financing” means the Credit Application, Credit Bureau Report, Truth-in Lending Disclosure Statement, and/or Agreement to Provide Insurance provided by the Company.

•	The term “Provided Information” means the Source Documents, Title Certificate, Titling Trust Owners Schedule, and Application for Financing.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected a sample of 150 Loans from the Data File (the “Selected Loans”). A listing of the Selected Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Loans we were instructed to randomly select from the Data File.

B.
For each Selected Loan, we compared the specified attributes in the Data File listed below to the corresponding information included in the Source Documents. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes, constituted an exception. The Source Documents are listed in the order of priority.

Attribute	Source Document(s)

Vehicle Identification Number (VIN)	Sales Contract, Shaw Loan Operating System

Origination Date	Sales Contract, Shaw Loan Operating System

Monthly P&I Payment	Sales Contract, Shaw Loan Operating System

Original Amount Financed	Sales Contract, Shaw Loan Operating System

Original Term to Maturity	Sales Contract, Shaw Loan Operating System

Annual Percentage Rate (APR)	Sales Contract, Shaw Loan Operating System

Model Type (New/Used)	Sales Contract, CALMS

Vehicle Model Year	Sales Contract, CALMS

Vehicle Make	Sales Contract, CALMS

Vehicle Model (excluding trim or engine type)	Sales Contract, CALMS

Attribute	Source Document(s)

Borrower State (current)	Sales Contract, Shaw Loan Operating System

FICO Score	CALMS

Custom Score	CALMS

C.	For each Selected Loan, we read the Sales Contract and found that both the borrower’s address and seller’s address were located within the United States.

D.	For each Selected Loan, we were provided access to CALMS and the Global Search System and observed the existence of the following:

i)	the underwriting overview screen with a credit approval notation;

ii)	an electronic copy of the Title Certificate listing the Company or a titling company name from the Titling Trust Owners Schedule as the security interest holder of the vehicle; and,

iii)	an electronic copy of an Application for Financing.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loan being securitized, (iii) the compliance of the originator of the Loan with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
June 1, 2022

Exhibit A

Selected Loan Number	Application Number	Selected Loan Number	Application Number	Selected Loan Number	Application Number
1	****56571	30	****09694	59	****18531
2	****77318	31	****88544	60	****69226
3	****89910	32	****07144	61	****80929
4	****53938	33	****61333	62	****95847
5	****87831	34	****51590	63	****67449
6	****38406	35	****86971	64	****38341
7	****60041	36	****78489	65	****91690
8	****69950	37	****78048	66	****01823
9	****76620	38	****87923	67	****83104
10	****81806	39	****77677	68	****99561
11	****22342	40	****38409	69	****62945
12	****48476	41	****22391	70	****16241
13	****01093	42	****78298	71	****87485
14	****76439	43	****19752	72	****02402
15	****67192	44	****89952	73	****93064
16	****49067	45	****42937	74	****51516
17	****97977	46	****68400	75	****23106
18	****71493	47	****09964	76	****48239
19	****70987	48	****30041	77	****09462
20	****11845	49	****50031	78	****50038
21	****16566	50	****86835	79	****38237
22	****06323	51	****86221	80	****10611
23	****18657	52	****51920	81	****07090
24	****48287	53	****57162	82	****13151
25	****56805	54	****49162	83	****08053
26	****12955	55	****89812	84	****93343
27	****16523	56	****27038	85	****90135
28	****09210	57	****01468	86	****98325
29	****71302	58	****78707	87	****50921

A-1

Selected Loan Number	Application Number	Selected Loan Number	Application Number	Selected Loan Number	Application Number
88	****96117	109	****13361	130	****89286
89	****40489	110	****40096	131	****59221
90	****47233	111	****63555	132	****56971
91	****99735	112	****06634	133	****89249
92	****49824	113	****28511	134	****49788
93	****53478	114	****10746	135	****21354
94	****08165	115	****48814	136	****42941
95	****68135	116	****37271	137	****68030
96	****60541	117	****26892	138	****69305
97	****55319	118	****86983	139	****08714
98	****58296	119	****59882	140	****91198
99	****19583	120	****57883	141	****12513
100	****67976	121	****66436	142	****12331
101	****17383	122	****88100	143	****50423
102	****70956	123	****27173	144	****80237
103	****80493	124	****96026	145	****38511
104	****77533	125	****79272	146	****11320
105	****21441	126	****97824	147	****71325
106	****99618	127	****60743	148	****66556
107	****07527	128	****28035	149	****69145
108	****57479	129	****76557	150	****69737

A-2